OTHER PROVISIONS	12 Months Ended
Dec. 31, 2018
Disclosure of other provisions [text block] [Abstract]
Disclosure of other provisions [text block]

NOTE 37: OTHER PROVISIONS

	Provisions for financial commitments and guarantees £m	Payment protection insurance £m	Other regulatory provisions £m	Vacant leasehold property £m	Other £m	Total £m
At 31 December 2017	30	2,778	1,292	56	1,390	5,546
Adjustment on adoption of IFRS 9 (note 54)	243					243
Balance at 1 January 2018	273					5,789
Exchange and other adjustments	(7)	100	1	–	41	135
Provisions applied	–	(2,104)	(1,032)	(44)	(619)	(3,799)
Charge for the year	(73)	750	600	50	95	1,422
At 31 December 2018	193	1,524	861	62	907	3,547

Provisions for financial commitments and guarantees

Provisions are held in cases where the Group is irrevocably committed to advance additional funds, but where there is doubt as to the customer’s ability to meet its repayment obligations. See also note 20.

Payment protection insurance (excluding MBNA)

The Group increased the provision for PPI costs by a further £750 million in the year ended 31 December 2018, bringing the total amount provided to £19,425 million.

The charge in 2018 related to a number of factors including higher expected complaint volumes, which increased to 13,000 per week, and associated administration costs, an increase in average redress per complaint, additional operational costs to deal with potential complaint volatility and continued improvements in data interrogation and the Group’s ability to identify valid complaints. The remaining provision is consistent with an average of approximately 13,000 complaints per week to the industry deadline of the end of August 2019.

At 31 December 2018, a provision of £1,329 million remained unutilised relating to complaints and associated administration costs. Total cash payments were £1,859 million during the year ended 31 December 2018.

SENSITIVITIES

The Group estimates that it has sold approximately 16 million PPI policies since 2000. These include policies that were not mis-sold and those that have been successfully claimed upon. Since the commencement of the PPI redress programme in 2011 the Group estimates that it has contacted, settled or provided for approximately 53 per cent of the policies sold since 2000.

The total amount provided for PPI represents the Group’s best estimate of the likely future cost. However a number of risks and uncertainties remain including with respect to future complaint volumes. The cost could differ from the Group’s estimates and the assumptions underpinning them, and could result in a further provision being required. There is also uncertainty around the impact of the regulatory changes, Financial Conduct Authority media campaign and Claims Management Company and customer activity, and potential additional remediation arising from the continuous improvement of the Group’s operational practices.

For every additional 1,000 reactive complaints per week above 13,000 on average from January 2019 through to the industry deadline of the end of August 2019, the Group would expect an additional charge of approximately £85 million.

Payment protection insurance (MBNA)

As announced in December 2016, the Group’s exposure is capped at £240 million, which is already provided for through an indemnity received from Bank of America. MBNA increased its PPI provision by £100 million in the year ended 31 December 2018 but the Group’s exposure continues to remain capped at £240 million under the arrangement with Bank of America, notwithstanding this increase by MBNA.

Other provisions for legal actions and regulatory matters

In the course of its business, the Group is engaged in discussions with the PRA, FCA and other UK and overseas regulators and other governmental authorities on a range of matters. The Group also receives complaints in connection with its past conduct and claims brought by or on behalf of current and former employees, customers, investors and other third parties and is subject to legal proceedings and other legal actions. Where significant, provisions are held against the costs expected to be incurred in relation to these matters and matters arising from related internal reviews. During the year ended 31 December 2018 the Group charged a further £600 million in respect of legal actions and other regulatory matters, and the unutilised balance at 31 December 2018 was £861 million (31 December 2017: £1,292 million). The most significant items are as follows.

ARREARS HANDLING RELATED ACTIVITIES

The Group has provided an additional £151 million in the year ended 31 December 2018 for the costs of identifying and rectifying certain arrears management fees and activities, taking the total provided to date to £793 million. The Group has put in place a number of actions to improve its handling of customers in these areas and has made good progress in reimbursing arrears fees to impacted customers.

PACKAGED BANK ACCOUNTS

The Group has provided a further £45 million in the year ended 31 December 2018 (£245 million was provided in the year ended 31 December 2017) in respect of complaints relating to alleged mis-selling of packaged bank accounts, raising the total amount provided to £795 million. A number of risks and uncertainties remain particularly with respect to future volumes.

CUSTOMER CLAIMS IN RELATION TO INSURANCE BRANCH BUSINESS IN GERMANY

The Group continues to receive claims in Germany from customers relating to policies issued by Clerical Medical Investment Group Limited (subsequently renamed Scottish Widows Limited), with smaller numbers received from customers in Austria and Italy. The industry-wide issue regarding notification of contractual ‘cooling off’ periods continued to lead to an increasing number of claims in 2016 and 2017 levelling out in 2018. Up to 31 December 2017 the Group had provided a total of £639 million, with no further amounts provided during the year ended 31 December 2018. The validity of the claims facing the Group depends upon the facts and circumstances in respect of each claim. As a result the ultimate financial effect, which could be significantly different from the current provision, will be known only once all relevant claims have been resolved.

HBOS READING – CUSTOMER REVIEW

The Group has now completed its compensation assessment for all 71 business customers within the customer review, with more than 96 per cent of these offers accepted. In total, more than £96 million has been offered of which £78 million has so far been accepted, in addition to £9 million for ex-gratia payments and £5 million for the re-imbursements of legal fees.

The review follows the conclusion of a criminal trial in which a number of individuals, including two former HBOS employees, were convicted of conspiracy to corrupt, fraudulent trading and associated money laundering offences which occurred prior to the acquisition of HBOS by the Group in 2009. The Group has provided a further £15 million in the year ended 31 December 2018 for customer settlements, raising the total amount provided to £115 million and is now nearing the end of the process of paying compensation to the victims of the fraud including ex-gratia payments and re-imbursements of legal fees.

Vacant leasehold property

Vacant leasehold property provisions are made by reference to a prudent estimate of expected sub-let income, compared to the head rent, and the possibility of disposing of the Group’s interest in the lease, taking into account conditions in the property market. These provisions are reassessed on a biannual basis and will normally run off over the period of under-recovery of the leases concerned, currently averaging three years; where a property is disposed of earlier than anticipated, any remaining balance in the provision relating to that property is released.

Other

Following the sale of TSB Banking Group plc, the Group raised a provision of £665 million in relation to various ongoing commitments; £168 million of this provision remained unutilised at 31 December 2018.

Provisions are made for staff and other costs related to Group restructuring initiatives at the point at which the Group becomes irrevocably committed to the expenditure. At 31 December 2018 provisions of £191 million (31 December 2017: £104 million) were held.

The Group carries provisions of £122 million (2017: £136 million) for indemnities and other matters relating to legacy business disposals in prior year.